Summary Prospectus September 30, 2010

ING Capital Allocation Fund

(formerly, ING Strategic Allocation Conservative Fund)
Class / Ticker	A/ATLAX; B/ALYBX; C/ACLGX; I/ALEGX; O/IDSIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated September 30, 2010, and the audited financial statements on pages 12-29 of the Fund’s shareholder report dated May 31, 2010 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 38) or the Statement of Additional Information (page 85).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None
B	None	5.00
C	None	1.00
I	None	None
O	None	None
Annual Fund Operating Expenses[1] Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O
Management Fees	%	0.08	0.08	0.08	0.08	0.08
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	N/A	0.25
Administrative Services Fees	%	0.08	0.08	0.08	0.08	0.08
Other Expenses	%	0.50	0.50	0.50	0.47	0.50
Acquired Fund Fees and Expenses	%	0.79	0.79	0.79	0.79	0.79
Total Annual Fund Operating Expenses[2]	%	1.70	2.45	2.45	1.42	1.70
Waivers and Reimbursements[3]	%	(0.55)	(0.55)	(0.55)	(0.52)	(0.55)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.15	1.90	1.90	0.90	1.15
1	Expense ratios have been adjusted to reflect current contractual rates.
2	Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 1.90%, 0.90%, and 1.15% for Class A, Class B, Class C, Class I, and Class O shares, respectively, through October 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. It shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$685	1,029	1,396	2,425
B	Sold	$693	1,011	1,456	2,559
	Held	$193	711	1,256	2,559
C	Sold	$293	711	1,256	2,745
	Held	$193	711	1,256	2,745
I	Sold or Held	$92	398	727	1,657
O	Sold or Held	$117	482	871	1,963

1 of 5

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). Under normal conditions, approximately 65% of the Fund’s net assets will be allocated to Underlying Funds that invest in equity securities, and approximately 35% of the Fund’s net assets will be allocated to Underlying Funds that invest in fixed-income securities, including U.S. government securities and money market instruments (“Target Allocations”). The percentage weight of the Fund’s assets invested in Underlying Funds that invest in equity securities may range from 20-80%. The percentage weight of the Fund’s assets invested in Underlying Funds that invest in fixed-income securities may range from 20-50%. The asset allocation limits apply at the time of purchase of a particular security.

The Underlying Funds provide exposure to a wide range of traditional and non-traditional asset classes, including alternative strategies and floating rate loans. In addition, the sub-adviser (“Sub-Adviser”) may seek to enhance returns and/or moderate volatility through investment strategies such as tactical asset allocation, covered call writing, and defensive cash positioning.

The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund. The Sub-Adviser uses asset allocation models to determine how much to invest in the various asset classes, regions, styles, and strategies.

The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; domestic and international real estate stocks, including real estate investment trusts (“REITs”); and natural resource/commodity securities.

The fixed-income securities in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment grade commonly referred to as “junk bonds,” treasury inflation protected securities (“TIPS”), and fixed-income securities without limitations on maturity.

The Fund may also invest in derivative instruments, including, but not limited to: options, futures, and swaps. The Fund typically uses derivatives to seek to reduce exposure to other risks, such as currency risk, to substitute for taking a position in the underlying asset, and/or to seek to enhance returns in the Fund.

The Fund may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may also invest in other securities to gain exposure to asset classes, to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash. The Fund may hold up to 25% of its assets in cash and cash equivalents to generate alpha and limit downside in volatile market environments. In addition to other short-term investments, the Fund may invest in affiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other strategies.

The Fund may also employ a strategy (the “Option Strategy”) of writing (selling) call options (each a “Call Option”) or purchasing put options on equity indices, exchange-traded funds, and baskets of securities, exchange-traded funds and/or indices in an attempt to generate gains from option premiums to seek to increase total return and to seek to reduce volatility. The value of the call and put options may not exceed 25% of the Fund’s net assets. Because the performance of the securities underlying each Call Option are expected to correlate closely with the performance of one or more Underlying Funds, during the term of each written Call Option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. Thus, the Option Strategy may limit the Fund’s ability to benefit from appreciation of Underlying Funds. At the same time, the premium received in connection with the sale of Call Options may partially offset potential declines in value of the Underlying Funds during periods of declining markets.

The adviser (“Adviser”) oversees the Sub-Adviser in managing the Fund. The Target Allocations may be changed by the Sub-Adviser at any time, and actual allocations of the Fund’s assets will often deviate from the Target Allocations due to a “Tactical Asset Allocation Strategy.” The Tactical Asset Allocation Strategy will seek to evaluate the attractiveness of a range of asset classes and investment strategies to position the Fund to benefit from pricing inefficiencies. The Tactical Asset Allocation Strategy seeks to derive its source of outperformance from macro or “top down” decisions. The Fund may be rebalanced periodically to return to the Target Allocations and inflows and outflows may be managed to attain the Target Allocations.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund’s or an Underlying Fund’s performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.

Summary Prospectus September 30, 2010	2 of 5	ING Capital Allocation Fund

Asset Allocation  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that an Underlying Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Indexed Bonds  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate  With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the income of bonds and other debt securities to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model  Certain Underlying Funds invest based on a proprietary model managed by the Sub-Adviser. The Sub-Adviser’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.

Liquidity  If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Underlying Funds that invest in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Summary Prospectus September 30, 2010	3 of 5	ING Capital Allocation Fund

Options   The Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the Fund could miss out on gains.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Proprietary Hedge Fund Beta Strategy   Because the Fund allocates assets to an Underlying Fund that seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)  Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses, in addition to terrorist attacks, war or other acts that destroy real property.

Short Exposures  The Fund may invest in an Underlying Fund that takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while an Underlying Fund has a short exposure to it, the Underlying Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.

U.S. Government Securities and Obligations  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart and table show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares, but does not reflect the impact of sales charges. If it did, returns would be lower than those shown. Other class shares performance would be higher than Class A shares performance because of the higher expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A (as of December 31 of each year)

Best quarter: 2nd, 2009, 11.81% and Worst quarter: 4th, 2008, (13.66)%

The Fund’s Class A shares’ year-to-date total return as of June 30, 2010: (1.11)%

Summary Prospectus September 30, 2010	4 of 5	ING Capital Allocation Fund

Average Annual Total Returns% (for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	10.51	(0.28)	1.30	01/20/97
After tax on distributions	%	9.41	(1.80)	0.11	—
After tax on distributions with sale	%	6.92	(0.84)	0.55	—
S&P Target Risk Growth Index[1,2,3]	%	19.15	(2.24)	—	—
BCAB Index[3]	%	5.93	4.97	6.33	—
ING Capital Allocation Fund Composite Index[3]	%	15.75	2.92	3.81	—
Class B before taxes	%	11.50	(0.14)	1.15	03/01/99
S&P Target Risk Growth Index[1,2,3]	%	19.15	(2.24)	—	—
BCAB Index[3]	%	5.93	4.97	6.33	—
ING Capital Allocation Fund Composite Index[3]	%	15.75	2.92	3.81	—
Class C before taxes	%	15.47	0.15	1.14	06/30/98
S&P Target Risk Growth Index[1,2,3]	%	19.15	(2.24)	—	—
BCAB Index[3]	%	5.93	4.97	6.33	—
ING Capital Allocation Fund Composite Index[3]	%	15.75	2.92	3.81	—
Class I before taxes	%	17.67	1.15	2.16	01/04/95
S&P Target Risk Growth Index[1,2,3]	%	19.15	(2.24)	—	—
BCAB Index[3]	%	5.93	4.97	6.33	—
ING Capital Allocation Fund Composite Index[3]	%	15.75	2.92	3.81	—
Class O before taxes	%	17.57	(1.58)	N/A	11/15/06
S&P Target Risk Growth Index[1,2,3]	%	19.15	(2.24)	—	—
BCAB Index[3]	%	5.93	5.68[4]	N/A	—
ING Capital Allocation Fund Composite Index[3]	%	15.75	0.92[4]	N/A	—
1	On August 21, 2010, the Fund changed its primary benchmark index from the BCAB Index to the S&P Target Risk Growth Index because the S&P Target Risk Growth Index is considered by the adviser to be a more appropriate benchmark index reflecting the types of securities in which the Fund invests.
2	The inception date of the S&P Target Risk Growth Index is January 31, 2007.
3	The index returns do not reflect deductions for fees, expenses or taxes.
4	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Heather Hackett	Paul Zemsky
Portfolio Manager (since 01/09)	Portfolio Manager (since 04/07)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.ingfunds.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A,B,C	I	O
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	250
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus September 30, 2010	5 of 5	ING Capital Allocation Fund

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SPRO-CAPALLOCAT (0910-093010)
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